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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                   FORM 8-K
                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 1996


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                                  PRONET INC.
              (Exact name of issuer as specified in its charter)


      DELAWARE                   0-16029                      75-1832168
   (State or other        (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                       Identification Number)
   incorporation)

   6340 LBJ FREEWAY                                                75240
    DALLAS, TEXAS                                                (Zip Code)
 (Address of Principal
  Executive Offices)



        Registrant's telephone number, including area code: (972) 687-2000


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ITEM 5.   OTHER EVENTS.

     (A) FINANCIAL STATEMENTS OF THE PAGING DIVISIONS OF PAC-WEST TELECOMM, INC. AND SUBSIDIARY.
     On April 25, 1996, ProNet Inc. (the "Company") signed a definitive agreement to acquire the Paging Divisions of Pac-West Telecomm, Inc. and Subsidiary ("PacWest") for an amount to be determined based upon the terms of the agreement. This transaction is subject to various conditions and approvals and is anticipated to close in the fourth quarter of 1996. Included herein as
Exhibit 99.1 are audited financial statements as of and for the twelve months ended November 30, 1995 and the unaudited financial statements as of and for the six months ended May 31, 1996.

     (B) PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND NOTES. Attached hereto as Exhibit 99.2 are certain pro forma condensed consolidated financial statements and notes thereto of the Company and its completed and pending acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following pro forma financial information is attached hereto and filed as part of this report:

     (b)  PRO FORMA FINANCIAL INFORMATION.

          - Unaudited Pro Forma Condensed Consolidated Balance Sheet for the Company as of June 30, 1996, consolidating the assets and certain liabilities of the Company, PacWest, and Georgialina Communication Company and affiliates ("Georgialina").
          - Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Company for the Year Ended December 31, 1995, incorporating the operating revenues and expenses of the Company, Signet Paging of Charlotte, Inc. ("Signet Charlotte"), Carrier Paging Systems, Inc. ("Carrier"), All City Communication Company, Inc. ("All City"), Metropolitan Houston Paging Services, Inc. ("Metropolitan"), Americom Paging Corporation ("Americom"), Gold Coast Paging, Inc. ("Gold Coast"), Lewis Paging, Inc. ("Lewis"), Paging & Cellular of Texas ("Paging & Cellular"), Apple Communication, Inc. ("Apple"), Sun Paging Communications ("Sun"), SigNet Paging of Raleigh, Inc. ("SigNet Raleigh"), Cobbwells, Inc. dba Page One ("Page One"), A.G.R. Electronics, Inc. and affiliates ("AGR"), Total Communication Services, Inc. ("Total"), Williams Metro Communications Corp. and affiliates ("Williams"), PacWest and Georgialina.
          - Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Company for the Six Months Ended June 30, 1996, incorporating the operating revenues and expenses of the Company, AGR, Total, Williams, PacWest and Georgialina.

     The Pro Forma Condensed Consolidated Statements of Operations include reasonable estimates of costs and expenses which will be incurred by the Company in connection with the operation of Signet Charlotte, Carrier, All City, Metropolitan, Americom, Gold Coast, Lewis, Paging & Cellular, Apple, Sun, SigNet Raleigh, Page One, AGR, Total, Williams, PacWest and Georgialina. The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Registrant.

     Attached hereto as Exhibit 99.2 are pro forma condensed consolidated financial statements and notes thereto of the Company and its completed and pending acquisitions.

     (c)  EXHIBITS.

     Financial information of  pending acquisitions:

     99.1 PacWest
          Report of Independent Auditors
          Statements of Assets and Liabilities and Divisional Equity as of
            November 30, 1995 and May 31, 1996 (unaudited)
          Statements of Operations for the Year Ended November 30, 1995 and for the Six Months Ended May 31, 1996 (unaudited)


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          Statements of Divisional Equity for the Year Ended November 30, 1995
            and the Six Months Ended May 31, 1996 (unaudited)
          Statements of Cash Flows for the Year Ended November 30, 1995 and for the Six Months Ended May 31, 1996 (unaudited)

     Pro Forma Condensed Consolidated Financial Statements of ProNet Inc. and
          Subsidiaries:

     99.2 Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the Year
            Ended December 31, 1995 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the Six
            Months Ended June 30, 1996 (unaudited)


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRONET INC.
                                   (Registrant)


                                   By: /s/  JAN E. GAULDING
                                      ------------------------------------
                                                Jan E. Gaulding
                                           Senior Vice President and
                                            Chief Financial Officer
                                   (principal financial and accounting officer)

Date:  October 10, 1996

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                                INDEX TO EXHIBITS


     Financial information of pending acquisitions:

     99.1 PacWest
          Report of Independent Auditors
          Statements of Assets and Liabilities and Divisional Equity as of
            November 30, 1995 and May 31, 1996 (unaudited)
          Statements of Operations for the Year Ended November 30, 1995 and for
            the Six Months Ended May 31, 1996 (unaudited)
          Statements of Divisional Equity for the Year Ended November 30, 1995
            and the Six Months Ended May 31, 1996 (unaudited)
          Statements of Cash Flows for the Year Ended November 30, 1995 and for the Six Months Ended May 31, 1996 (unaudited)

     Pro Forma Condensed Consolidated Financial Statements of ProNet Inc. and
          Subsidiaries:

     99.2 Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the Year
            Ended December 31, 1995 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the Six
            Months Ended June 30, 1996 (unaudited)